As filed with the Securities and Exchange Commission on October
29, 2001
                                                          File Nos.
                                                            2-99112
                                                           811-4356

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.
                                  ------

      Post-Effective Amendment No.   20                        (X)
                                   ------

                              and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.   20                                       (X)
                    ------

                FRANKLIN CALIFORNIA TAX-FREE TRUST
                ----------------------------------
        (Exact Name of Registrant as Specified in Charter)

      ONE FRANKLIN PARKWAY, SAN MATEO, CALIFORNIA 94403-1906
      ------------------------------------------------------
        (Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                    --------------

MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
-----------------------------------------------------------------
         (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

 [ ] immediately upon filing pursuant to paragraph (b)
 [X] on November 1, 2001 pursuant to paragraph (b)
 [ ] 60 days after filing pursuant to paragraph (a)(1)
 [ ] on (date) pursuant to paragraph (a)(1)
 [ ] 75 days after filing pursuant to paragraph (a)(2)
 [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




Prospectus

FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT STRATEGY
TAX-FREE INCOME

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND - CLASS A, B & C
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND - CLASS A FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND - CLASS A


NOVEMBER 1, 2001





















[Insert Franklin Templeton Investments logo]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

           2    Franklin California Insured Tax-Free Income
                Fund

           16   Franklin California Intermediate-Term Tax-
                Free Income Fund

           28   Franklin California Tax-Exempt
                Money Fund


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

           39   Sales Charges

           44   Buying Shares

           47   Investor Services

           51   Selling Shares

           55   Account Policies

           59   Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests predominately in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.


[Begin callout]
 MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (the principal) be repaid at maturity.
 [End callout]


The Fund invests at least 80% of its net assets, and normally more than that percentage, in insured municipal securities. Shareholders will be given at least 60 day's advance notice of any change to this policy. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the Fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently, there are four municipal bond insurers with a AAA rating. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

The Fund may invest the balance of its assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings by U.S. nationally recognized rating services (or comparable unrated securities), which may include uninsured securities and insured securities covered by policies issued by insurers with a rating below AAA but not below A; or (iii) uninsured short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities. The Fund may only invest up to 20% of its total assets in the types of securities described above.

The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid. The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The manager also may consider the cost of insurance when selecting securities for the Fund.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


          IT IS IMPORTANT TO NOTE THAT INSURANCE DOES NOT GUARANTEE THE
         MARKET VALUE OF AN INSURED SECURITY, OR THE FUND'S SHARE PRICE
            OR DISTRIBUTIONS, AND SHARES OF THE FUND ARE NOT INSURED.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.


[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.


MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.


The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

CALIFORNIA Since the Fund invests heavily in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers.


A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. Recently, both Moody's Investors Service, Inc. and Standard and Poor's Ratings Group lowered the State's general obligation bond rating. Both agencies felt the downgrades were required as a result of the power crisis, a decline in tax revenues, and a slowing of the economy.

In past years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California, or any state, are unpredictable and can change at any time. For example, during the last decade, California was particularly hard hit due to cuts in defense and aerospace. Since the beginning of 2001, there has been a significant moderation in the California economy, which may have an adverse impact on State revenues. The Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.


U.S. TERRITORIES As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

10.80%  8.73%  13.00%  -5.31%  16.30%  4.22%  8.21%  6.51%  -3.56%  12.45%
  91     92      93      94      95     96     97     98      99      00

                                YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  7.02%

WORST QUARTER:
Q1 '94 -4.98%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                         1 YEAR      5 YEARS    10 YEARS
------------------------------------------------------------------------
Franklin California Insured
Tax-Free Income Fund - Class A/2          7.68%       4.52%      6.46%

Lehman Brothers Municipal
Bond Index/3                             11.68%       5.84%      7.32%


                                                                 SINCE
                                                                 INCEPTION
                                         1 YEAR      5 YEARS     (5/1/95)
Franklin California Insured
Tax-Free Income Fund- Class C/2           9.63%       4.64%      5.59%

Lehman Brothers Municipal
Bond Index/3                             11.68%       5.84%      6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of September 30, 2001, the Fund's year-to-date return was 5.09% for Class
A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                            CLASS A      CLASS B     CLASS C
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price                 4.25%        4.00%       1.99%
  Load imposed on purchases                  4.25%        None        1.00%
  Maximum deferred sales charge (load)       None/1       4.00%/2     0.99%/3


Please see "Sales Charges" on page 39 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------
Management fees                          0.46%       0.46%     0.46%
Distribution and service                 0.10%       0.65%     0.65%
(12b-1) fees
Other expenses                           0.05%       0.05%     0.05%
                                         ---------------------------
Total annual Fund operating expenses     0.61%       1.16%     1.16%
                                         ---------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 40).
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------------
If you sell your shares
at the end of the period:

CLASS A                         $485/1     $612     $751      $1,155
CLASS B                         $518       $668     $838      $1,255/2
CLASS C                         $316       $465     $732      $1,495
If you do not sell your shares:
CLASS B                         $118       $368     $638      $1,255/2
CLASS C                         $217       $465     $732      $1,495


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $246 billion in assets.


The team responsible for the Fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

BERNARD SCHROER, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Schroer has been an analyst or portfolio manager of the Fund since 1987. He joined Franklin Templeton Investments in 1987.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

CHRISTOPHER S. SPERRY, PORTFOLIO MANAGER OF Advisers
Mr. Sperry has been an analyst or portfolio manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended June 30, 2001, the Fund paid 0.46% of its average net assets to the manager for its services.


[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates and provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs). If you have questions about how the Tax Act will affect your investment in the Fund, you should contact your personal tax advisor. For more information about educational savings opportunities, please call Fund Information at 1-800/DIAL BEN.

INCOME AND CAPITAL GAIN DISTRIBUTIONS
The Fund typically declares income dividends each day that its net asset value is calculated and pays them monthly. The Fund does not pay "interest". Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state of California, or its political subdivisions, generally are also exempt from California's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

o TAXABLE INCOME DIVIDENDS The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

o CAPITAL GAIN DISTRIBUTIONS The Fund may also realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING

By law, a Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and o certify that you are a U.S. person (including a U.S. resident alien).
A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be as shown in this table:

          ------------------------------------------
                 PERIOD          WITHHOLDING RATE
          ------------------------------------------
          ------------------------------------------
              Before 8/7/01             31%
          ------------------------------------------
          ------------------------------------------
            8/7/01 - 12/31/01          30.5%
          ------------------------------------------
          ------------------------------------------
            1/1/02 - 12/31/03           30%
          ------------------------------------------
          ------------------------------------------
            1/1/04 - 12/31/05           29%
          ------------------------------------------
          ------------------------------------------
            1/1/06 - 12/31/10           28%
          ------------------------------------------

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                         YEAR ENDED JUNE 30,
-----------------------------------------------------------------------------
                               2001    2000/4    1999     1998     1997
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,              11.76    12.12    12.47    12.22     12.01
beginning of year
                            --------------------------------------------
  Net investment income/1       .61      .61      .61      .64      .66
  Net realized and              .40    (.36)     (.26)     .37      .21
  unrealized
  gains (losses)
                            --------------------------------------------
Total from investment          1.01      .25      .35     1.01      .87
operations
                            ---------------------------------------------
  Distributions from net      (.60)     (.61)   (.63)     (.64)    (.66)
investment income
 Net investment income          -        -      (.01)       -        -
  Distributions from net        -        -/3    (.07)     (.12)      -
  realized gains
                            ---------------------------------------------
Total distributions           (.60)    (.61)    (.70)     (.76)    (.66)
                            ---------------------------------------------
Net asset value, end of       12.17    11.76   12.12     12.47     12.22
year ($)
                            ---------------------------------------------

Total return (%)/2             8.73     2.24    2.76      8.38      7.41

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year       1,666    1,559    1,775    1,717     1,636
($ x 1 million)
Ratios to average net
assets: (%)
  Expenses                      .61      .60     .60      .60       .60
  Net investment income        5.00     5.24    4.91     5.11      5.41
Portfolio turnover rate (%)   10.09    29.40   15.53    21.66     20.40

CLASS B
---------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,              11.78    11.36
beginning of year
                            -----------------------------------------
  Net investment income/5       .54      .23
  Net realized and              .42      .42
unrealized
  gains
                            -----------------------------------------
Total from investment           .96      .65
operations
                            -----------------------------------------
  Distributions from net      (.53)     (.23)
investment income
                            -----------------------------------------
Net asset value, end of       12.21    11.78
year
                            -----------------------------------------

Total return (%)/2             8.29     5.76

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year      20,926    1,884
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                     1.16    1.16/6
  Net investment income        4.42    4.82/6
Portfolio turnover rate (%)   10.09    29.40

CLASS C
--------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,              11.84    12.20     12.55     12.29     12.07
beginning of year
                            ----------------------------------------------
  Net investment income/1       .54      .55       .55       .58       .59
  Net realized and              .41     (.36)      (.27)      .37      .22
  unrealized
  gains (losses)
                            -----------------------------------------------
Total from investment           .95      .19        .28       .95      .81
operations
                            ------------------------------------------------
  Distributions from net      (.53)     (.55)      (.56)     (.57)   (.59)
investment income
  Net investment income         -        -         (.01)       -       -
  Distributions from net        -        -/3       (.07)     (.12)     -
  realized gains
                            ------------------------------------------------
Total distributions           (.53)     (.55)      (.63)     (.69)   (.59)
                            -----------------------------------------------
Net asset value, end of       12.26    11.84      12.20     12.55     12.29
year ($)
                            ------------------------------------------------

Total return (%)/2             8.17     1.66       2.16      7.80      6.86

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year      79,803    67,395     80,336    55,371     34,899
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                     1.16      1.16      1.16      1.16       1.16
  Net investment income        4.45      4.68      4.35      4.55       4.81
Portfolio turnover rate (%)   10.09     29.40     15.53     21.66      20.40

1. Based on average shares outstanding effective year ended June 30, 1999.
2. Total return does not include sales charge, and is not annualized.
3. The Fund made a capital gain distribution of $.0016.
4. For the period February 1, 2000 (effective date) to June 30, 2000, for
Class B.
5. Based on average shares outstanding.
6. Annualized.


FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests predominately in investment grade, municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its total assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.


[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (the principal) be repaid at maturity.
[End callout]

The Fund maintains a dollar-weighted average portfolio maturity of three to 10 years and only buys securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.


The Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid. The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.


[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the Fund's distributions, the Fund's yield, and the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.


MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.


The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

CALIFORNIA Since the Fund invests heavily in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers.


A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. Recently, both Moody's Investors Service, Inc. and Standard and Poor's Ratings Group lowered the State's general obligation bond rating. Both agencies felt the downgrades were required as a result of the power crisis, a decline in tax revenues, and a slowing of the economy.

In past years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California, or any state, are unpredictable and can change at any time. For example, during the last decade, California was particularly hard hit due to cuts in defense and aerospace. Since the beginning of 2001, there has been a significant moderation in the California economy, which may have an adverse impact on State revenues. The Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.


U.S. TERRITORIES As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past eight calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

------------------------------------------------------------------------------
11.52%    -4.25%    15.92%    7.48%     5.83%    6.51%     -1.40%   9.81%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
93         94         95        96        97       98        99       00
------------------------------------------------------------------------------

                                   YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  6.05%

WORST QUARTER:
Q1 '94 -4.45%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                              1 YEAR      5 YEARS       SINCE
                                                        INCEPTION
                                                        (9/21/92)
----------------------------------------------------------------
Franklin California
Intermediate-Term Tax-Free
Income Fund/2                  7.31%       5.10%         6.04%
Lehman Brothers 10-Year
Municipal Bond Index/3         11.68%      5.84%         6.73%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2001, the Fund's year-to-date return was 5.22%.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers 10-Year Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least 10 years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A
--------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         2.25%
  Load imposed on purchases          2.25%
  Maximum deferred sales charge      None/1
(load)


Please see "Sales Charges" on page 39 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A
-------------------------------------------------
Management fees/2                         0.56%
Distribution and service                  0.10%
(12b-1) fees
Other expenses                            0.06%
                                         --------
Total annual Fund operating expenses      0.72%
                                         --------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 40). 2. For the fiscal year ended June 30, 2001, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.44% and total annual Fund operating expenses were 0.60%. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------------
CLASS A                        $297/1     $450      $617       $1,099


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $246 billion in assets.


The team responsible for the Fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

BERNARD SCHROER, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Schroer has been an analyst or portfolio manager of the Fund since 1987. He joined Franklin Templeton Investments in 1987.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

CHRISTOPHER S. SPERRY, PORTFOLIO MANAGER OF Advisers
Mr. Sperry has been an analyst or portfolio manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended June 30, 2001, management fees, before any advance waiver, were 0.56% of the Fund's average net assets. Under an agreement by the manager to limit its fees, the Fund paid 0.44% of its average net assets to the manager for its services. The manager may end this arrangement at any time upon notice to the Fund's board of trustees.

 [Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates and provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs). If you have questions about how the Tax Act will affect your investment in the Fund, you should contact your personal tax advisor. For more information about educational savings opportunities, please call Fund Information at 1-800/DIAL BEN.

INCOME AND CAPITAL GAIN DISTRIBUTIONS
The Fund typically declares income dividends each day that its net asset value is calculated and pays them monthly. The Fund does not pay "interest". Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state of California, or its political subdivisions, generally are also exempt from California's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

o TAXABLE INCOME DIVIDENDS The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

o CAPITAL GAIN DISTRIBUTIONS The Fund may also realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING

By law, a Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).
A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be as shown in this table:

          ------------------------------------------
                 PERIOD          WITHHOLDING RATE
          ------------------------------------------
          ------------------------------------------
              Before 8/7/01             31%
          ------------------------------------------
          ------------------------------------------
            8/7/01 - 12/31/01          30.5%
          ------------------------------------------
          ------------------------------------------
            1/1/02 - 12/31/03           30%
          ------------------------------------------
          ------------------------------------------
            1/1/04 - 12/31/05           29%
          ------------------------------------------
          ------------------------------------------
            1/1/06 - 12/31/10           28%
          ------------------------------------------

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.



[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                         YEAR ENDED JUNE 30,
------------------------------------------------------------------------------
                               2001      2000      1999      1998       1997
------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,              10.92      11.02     11.24     10.93     10.67
beginning of year
                            -------------------------------------------------
  Net investment income/1       .51        .52      .51       .53       .53
  Net realized and              .34       (.10)    (.21)      .31       .26
unrealized
  gains (losses)
                            -------------------------------------------------
Total from investment           .85        .42      .30       .84       .79
operations
                            -------------------------------------------------
  Distributions from net       (.52)      (.52)    (.52)     (.53)     (.53)
investment income
                            ------------------------------------------------
Net asset value, end of       11.25      10.92     11.02     11.24     10.93
year
                            -------------------------------------------------

Total return (%)/2             7.86       3.95     2.63       7.76     7.58

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year     224,156    186,880   192,547    155,664   117,666
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                      .60       .60      .60       .52       .47
  Expenses excluding            .72       .74      .75       .78       .80
  waiver and payments by
  affiliate
  Net investment income        4.56      4.79     4.50      4.76      4.96
Portfolio turnover rate (%)    8.02     10.29     5.48     9.58       6.29

1. Based on average shares outstanding effective year ended June 30, 1999.
2. Total return does not include sales charges.


FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------

GOALS The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management the preservation of shareholders' capital and liquidity in its investments. The Fund also tries to maintain a stable $1 share price.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests predominately in high-quality, short-term, California municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (the principal) be repaid at maturity.
[End callout]

The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

o     with remaining maturities of 397 days or less, and

o that the manager determines present minimal credit risks and are rated in the top two ratings by U.S. nationally recognized rating services (or comparable unrated securities).


The Fund may invest in variable and floating rate securities whose interest rates change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall. The Fund also may invest up to 20% of its assets in municipal securities issued by U.S. territories.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall. Because the Fund limits its investments to high-quality, short-term securities, its portfolio generally will earn lower yields than a portfolio with lower-quality, longer-term securities subject to more risk.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations. The Fund's ability to maintain a stable share price may depend on these credit supports, which are not backed by federal deposit insurance.


INTEREST RATE Changes in interest rates can be sudden and unpredictable. Rate changes occur in response to general economic conditions and also as a result of actions by the Federal Reserve Board. A reduction in short-term interest rates will normally result in reduced interest income to the Fund and thus a reduction in dividends payable to shareholders. An increase in short-term interest rates will normally have the effect of increasing dividends to shareholders.

As a general rule, when interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. However, because the length of time to maturity of the money market instruments in the Fund's portfolio is very short, it is unlikely to be affected by interest rate changes in this way except in the case of unexpectedly large interest rate changes over a very short period of time.


MARKET The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk. Market risk is the risk that a security's value may be reduced by market activity or the results of supply and demand (because prices tend to fall when there are more sellers than buyers and rise when there are more buyers than sellers).


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

CALIFORNIA Since the Fund invests heavily in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers.


A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. Recently, both Moody's Investors Service, Inc. and Standard and Poor's Ratings Group lowered the State's general obligation bond rating. Both agencies felt the downgrades were required as a result of the power crisis, a decline in tax revenues, and a slowing of the economy.

In past years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California, or any state, are unpredictable and can change at any time. For example, during the last decade, California was particularly hard hit due to cuts in defense and aerospace. Since the beginning of 2001, there has been a significant moderation in the California economy, which may have an adverse impact on State revenues. The Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.


U.S. TERRITORIES As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the Fund tries to maintain a $1 share price, it is possible to lose money by investing in the Fund.
[End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows the Fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.


ANNUAL TOTAL RETURNS/1

[Insert bar graph]

--------------------------------------------------------------------------
3.86%   2.37%   1.89%   2.22%  3.15%   2.75%   2.91%   2.62%   2.41%  2.99%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
91      92       93      94     95      96      97      98       99    00
---------------------------------------------------------------------------
                               YEAR

[Begin callout]
BEST QUARTER:
Q2 '91  1.27%

WORST QUARTER:
Q1 '94 0.40%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Franklin California
Tax-Exempt Money Fund         2.99%       2.74%      2.72%


1. As of September 30, 2001, the Fund's year-to-date return was 1.60%. All Fund performance assumes reinvestment of dividends.


To obtain the Fund's current yield information, please call 1-800/DIAL BEN(R).

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------
Maximum sales charge (load) on purchases     None



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)



----------------------------------------------------
Management fees                       0.48%
Other expenses                        0.08%
                                     ---------------
Total annual Fund operating expenses  0.56%
                                   ---------------


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return
each year; o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
 $57         $179       $313         $701

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $246 billion in assets.


The team responsible for the Fund's management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.


JAMES PATRICK CONN, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Fund since 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.


CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the Fund since 1992. She joined Franklin Templeton Investments in 1990.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended June 30, 2001, the Fund paid 0.48% of its average daily net assets to the manager for its services.

 [Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates and provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs). If you have questions about how the Tax Act will affect your investment in the Fund, you should contact your personal tax advisor. For more information about educational savings opportunities, please call Fund Information at 1-800/DIAL BEN.

INCOME DISTRIBUTIONS The Fund typically declares and pays income dividends each day that its net asset value is calculated. The Fund does not pay "interest". Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to redeem your shares. The amount of any dividends will vary and there is no guarantee the Fund will pay dividends.

TAX CONSIDERATIONS You may receive two different types of distributions from the
Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state California, or its political subdivisions, generally are also exempt from California's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

o TAXABLE INCOME DIVIDENDS The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be as shown in this table:


          ------------------------------------------
                 PERIOD          WITHHOLDING RATE
          ------------------------------------------
          ------------------------------------------
              Before 8/7/01             31%
          ------------------------------------------
          ------------------------------------------
            8/7/01 - 12/31/01          30.5%
          ------------------------------------------
          ------------------------------------------
            1/1/02 - 12/31/03           30%
          ------------------------------------------
          ------------------------------------------
            1/1/04 - 12/31/05           29%
          ------------------------------------------
          ------------------------------------------
            1/1/06 - 12/31/10           28%
          ------------------------------------------

For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. Because the Fund expects to maintain a stable $1 share price, you should not have any gain or loss if you sell your Fund shares.

Distributions of ordinary income are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                              YEAR ENDED JUNE 30,
-------------------------------------------------------------------------------
                                2001      2000      1999      1998       1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,               1.00       1.00      1.00      1.00       1.00
beginning of year
                            --------------------------------------------------
Net investment income           .03        .03       .02       .03        .03
Distributions from net         (.03)      (.03)     (.02)     (.03)      (.03)
investment income
                            ---------------------------------------------------
Net asset value, end of        1.00       1.00      1.00       1.00       1.00
year
                            ---------------------------------------------------

Total return (%)               2.76       2.64      2.39       2.85       2.85

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year     711,789    696,803    706,877    656,725    639,791
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                      .56       .56       .59        .60        .60
  Net investment income        2.72      2.61      2.36       2.82       2.83


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] SALES CHARGES
                                          -------------

You may buy shares of the Money Fund without a sales charge. Shares of the Insured and Intermediate Funds are sold with a sales charge. The rest of this section describes the sales charges that apply to the Insured and Intermediate Funds and does not apply to the Money Fund.

Each class of the Insured Fund has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. The Intermediate Fund only offers Class A shares.

CLASS A                   CLASS B                CLASS C
---------------------------------------------------------------
o  Initial sales        o  No initial         o  Initial
   charge of 4.25%         sales charge          sales charge of  1%
   or less (Insured
   Fund) or 2.25% or
   less
   (Intermediate
   Fund)

o  Deferred sales      o Deferred             o  Deferred
   charge of 1% on       sales charge of         sales charge of
   purchases of $1       4% on shares you        1% on shares
   million or more       sell within the         you sell within
   sold within 12        first year,             18 months
   months                declining to 1%
                         within six years
                         and eliminated
                         after that

o  Lower annual       o  Higher annual        o   Higher
   expenses than         expenses than            annual expenses
   Class B or C due      Class A (same as         than Class A
   to lower              Class C) due to          (same as Class
   distribution fees     higher                   B) due to
                         distribution             higher
                         fees. Automatic          distribution
                         conversion to            fees. No
                         Class A shares           conversion to
                         after eight              Class A shares,
                         years, reducing          so annual
                         future annual            expenses do not
                         expenses.                decrease.

SALES CHARGES - CLASS A

                                  THE SALES CHARGE
                                  MAKES UP THIS %         WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT       OF THE OFFERING          % OF YOUR NET
                                       PRICE                 INVESTMENT
------------------------------------------------------------------------------
INSURED FUND
Under $100,000                         4.25                     4.44
$100,000 but under $250,000            3.50                     3.63
$250,000 but under $500,000            2.50                     2.56
$500,000 but under $1 million          2.00                     2.04


                                 THE SALES CHARGE
                                 MAKES UP THIS %         WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT      OF THE OFFERING         % OF YOUR NET
                                      PRICE                INVESTMENT
------------------------------------------------------------------------------
INTERMEDIATE FUND
Under $100,000                        2.25                      2.30
$100,000 but under $250,000           1.75                      1.78
$250,000 but under $500,000           1.25                      1.26
$500,000 but under $1 million         1.00                      1.01



INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 42), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 41).


DISTRIBUTION AND SERVICE (12B-1) FEES Class A of both the Insured and Intermediate Funds has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER      THIS % IS DEDUCTED
BUYING THEM                       FROM YOUR PROCEEDS
                                      AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 41). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                THE SALES CHARGE
                                MAKES UP THIS %       WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT     OF THE OFFERING         % OF YOUR NET
                                   PRICE                   INVESTMENT
------------------------------------------------------------------------------
Under $1 million                   1.00                       1.01

  WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
       IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 49 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
 [End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------


MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50          $50
------------------------------------------------------------------
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.

Certain Franklin Templeton funds, like the Insured Fund, offer multiple share classes not offered by the Intermediate Fund or Money Fund. Please note that for selling or exchanging your shares, or for other purposes, the Intermediate and Money Funds' shares are considered Class A shares.

Many of the Money Fund's investments must be paid for in federal funds, which are monies held by the Fund's custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The Fund generally cannot invest money it receives from you until it is available to the Fund in federal funds, which may take up to two days. Until then, your purchase may not be considered in proper form. If the Fund is able to make investments within one business day, it may accept your order with payment in other than federal funds.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. For the Insured Fund make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 47). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment     Contact your investment
THROUGH YOUR       representative              representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic    If you have another         Before requesting a
of phone and       Franklin Templeton fund     telephone or online
computer]          account with your bank      purchase into an
                   account information on      existing account,
BY PHONE/ONLINE    file, you may open a new    please make sure we
                   account by phone. At        have your bank account
(Up to $100,000    this time, a new account    information on file. If
per shareholder    may not be opened online.   we do not have this
per day)                                       information, you will
                   To make a same day          need to send written
1-800/632-2301     investment in the           instructions with your
                   Insured and Intermediate    bank's name and
franklintempleton. Funds, your phone order     address, a voided check
com                must be received and        or savings account
NOTE:  CERTAIN     accepted by us by 1:00      deposit slip, and a
ACCOUNT TYPES ARE  p.m. Pacific time or the    signature guarantee if
NOT AVAILABLE FOR  close of the New York       the bank and Fund
ONLINE ACCOUNT     Stock Exchange,             accounts do not have at
ACCESS             whichever is earlier.       least one common owner.

                   To make a same day          To make a same day investment
                   investment in the Money     in the Insured and Intermediate
                   Fund, your phone order      Funds, your phone or online
                   must be received and        order must be received
                   accepted by us by 3:00      and accepted by us by 1:00
                   p.m. Pacific time           p.m. Pacific time or the
                   or the close of the New     close of the New
                   York Stock Exchange,        York Stock Exchange,
                   whichever is earlier.       whichever is earlier.

                                               To make a same day investment in
                                               the Money Fund, your phone or
                                               online order must be received and
                                               accepted by us by 1:00 p.m.
                                               Pacific time or the close of the
                                               New York Stock Exchange,
                                               whichever is earlier.

----------------------------------------------------------------------
----------------------------------------------------------------------
                   Make your check payable    Make your check payable
[Insert graphic    to the Fund. For the       to the Fund. Include
of envelope]       Money Fund, you also may   your account number on
                   send a Federal Reserve     the check.
BY MAIL            Draft or negotiable bank
                   draft. Instruments drawn   Fill out the deposit
                   on other mutual funds      slip from your account
                   may not be accepted.       statement. For the
                                              Money Fund, you also
                   Mail the check or draft    may use the deposit
                   and your signed            slip from your
                   application to Investor    checkbook. If you do
                   Services.                  not have a slip,
                                              include a note with your name, the
                                              Fund name, and your account
                                              number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
[Insert graphic    Call  to receive a wire   Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail   To make a same day wire
                   your signed application   investment in the
BY WIRE            to Investor Services.     Insured or Intermediate
                   Please include the wire   Fund, please call us by
1-800/632-2301     control number or your    1:00 p.m. Pacific time
(or                new account number on     and make sure your wire
1-650/312-2000     the application.          arrives by 3:00 p.m. To
collect)                                     make a same day wire
                                             investment in the Money
                   To make a same day wire   Fund, please make sure
                   investment in the         we receive your order
                   Insured or Intermediate   by 3:00 p.m. Pacific time.
                   Fund, please call us by
                   1:00 p.m. Pacific time
                   and make sure your wire
                   arrives by 3:00 p.m. To
                   make a same day wire
                   investment in the Money
                   Fund, please make sure
                   we receive your order
                   by 3:00 p.m. Pacific time.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two             Services at the number    Services at the number
arrows pointing    below, or send signed     below or our automated
in opposite        written instructions.     TeleFACTS system, or
directions]        You also may place an     send signed written
                   online exchange order.    instructions. You also
BY EXCHANGE        The TeleFACTS system      may place an online
                   cannot be used to open    exchange order.
TeleFACTS(R)       a new account.
1-800/247-1753                               (Please see page 49 for
(around-the-clock  (Please see page 49 for   information on
access)            information on            exchanges.)
                   exchanges.)
Our Website
franklintempleton.
com

----------------------------------------------------------------------

                     FRANKLIN TEMPLETON INVESTOR SERVICES
               INSURED AND INTERMEDIATE FUNDS: P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983,
           MONEY FUND: P.O. BOX 33096, ST. PETERSBURG, FL 33733-8096
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund. For Money Fund shareholders who choose not to reinvest their distributions, the Money Fund will distribute distributions paid during the month as directed on the last business day of each month.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

PRIVILEGES - MONEY FUND You may request redemption drafts (checks) free of charge on your account application or, for an existing account, by calling our TeleFACTS system. Check writing privileges allow you to write checks against your account and are available unless you hold share certificates.

For security reasons and reasons related to the requirements of check processing systems, the Fund can only accept checks ordered from the Fund. The Fund cannot be responsible for any check not ordered from the Fund that is returned unpaid to the payee.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.


EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*. For the Insured and Intermediate Funds, you can exchange shares generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares, unless you acquired your money fund shares by exchange or through the reinvestment of dividends, or you otherwise qualify to buy shares without an initial sales charge.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.


*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.


If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.


Because excessive trading can hurt fund performance, operations and shareholders, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) a Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 57).


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


SELLING SHARES BY CHECK - MONEY FUND For accounts with check writing privileges, you may make checks payable to any person and for any amount of $500 or more. We will impose a $10 charge against your account if you write a check for an amount less than $500. Since you will not know the exact amount in your account on the day a check is presented for payment, a check should not be used to close your account.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. The shares will be redeemed at the net asset value next determined after we receive the check, as long as the amount of the check does not exceed the number of available shares in your account. The available shares may not include recently purchased shares if the check, draft or wire/electronic funds transfer used as payment for the shares has not yet cleared. If we receive a check written for an amount that exceeds the total value of the shares in your account, the check may be returned unpaid and we will impose a $10 charge against your account. The total value of the shares in your account is calculated at the time the check is presented to us for processing.


The checks are drawn through Bank of America, N.A. Bank of America may end this service at any time upon notice to you. You generally will not be able to convert a check drawn on your Fund account into a certified or cashier's check by presenting it at the bank.


STOPPING PAYMENT ON A CHECK. Should you want to stop payment on a check, you must notify us by phone or in writing. Since the Fund is not a bank, we cannot assure you that a stop payment request will be effective. We will use our best efforts, however, to see that these requests are carried out.

FRANKLIN TEMPLETON CASH ADVANTAGE CARD You may use your Franklin Templeton Cash Advantage Card (Cash Advantage Card), which is a Platinum MasterCard, to purchase merchandise or services at participating establishments or to obtain cash advances from any participating bank. The Cash Advantage Card, which is issued by Franklin Templeton Bank & Trust (Bank), gives you easy access to your assets in the Fund through automatic fund transfers from your linked Fund account. You may charge any amount up to your maximum balance in the linked Fund account anywhere MasterCard is accepted, including getting cash at ATMs worldwide.

You must maintain a value of Fund shares in your account equal to at least 100% of the outstanding and unpaid balance of your Cash Advantage Card. If this value is not maintained, the Bank may request that you increase the number of Fund shares or reduce the principal balance on your Cash Advantage Card. You may not use the Cash Advantage Card to charge purchases or take cash advances in excess of the value of shares in your linked Fund account. The Bank will redeem Fund shares monthly from your account to cover outstanding balances due.

See the Franklin Templeton Cash Advantage Card Agreement and Disclosure Statement included with your card for complete details. Use of the card is subject to the terms and conditions described in this Agreement and Disclosure Statement.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


CONTINGENT DEFERRED SALES CHARGE (CDSC) Most Franklin Templeton funds impose a 1% CDSC on certain investments of Class A shares sold within 12 months of purchase. While the Money Fund generally does not have a CDSC, it will impose one if you sell shares exchanged into the Money Fund from another Franklin Templeton fund and those shares would have been assessed a CDSC in the other fund. Please keep in mind that the time the shares are held in the Money Fund does not count towards the CDSC holding period.


The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

For information on the CDSC that may apply when you sell shares of the Insured or Intermediate Funds, please see "Sales Charges" on page 39.


SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust accounts may need to
                      send additional documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone and computer]   $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE/ONLINE       your address by phone or online within
                      the last 15 days, you can sell your
1-800/632-2301        shares by phone or online.

franklintempleton.    A check will be mailed to the name(s) and address on the
com                   account. Written instructions, with a signature guarantee, are required to send the check to another address or to
                      make it payable to another person.
---------------------------------------------------------------
[Insert graphic of    You can call, write, or visit us online
three                 to have redemption proceeds sent to a
lightning bolts]      bank account. See the policies above
                      for selling shares by mail, phone, or
BY ELECTRONIC FUNDS   online.
TRANSFER (ACH)
                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper form by 1:00 p.m.
                      Pacific time for the Insured and Intermediate Funds and
                      3:00 p.m. Pacific time for the Money Fund, proceeds sent
                      by ACH generally will be available within two to three
                      business days.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the fund you are
two arrows            considering. Prospectuses are available online at
pointing in           franklintempleton.com.
opposite directions]

BY EXCHANGE           Call Shareholder Services at the number
                      below or our automated TeleFACTS
TeleFACTS(R)          system, or send signed written
1-800/247-1753        instructions. You also may place an
(around-the-clock     exchange order online.  See the
access)               policies above for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------


                     FRANKLIN TEMPLETON INVESTOR SERVICES
               INSURED AND INTERMEDIATE FUNDS: P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983,
           MONEY FUND: P.O. BOX 33096, ST. PETERSBURG, FL 33733-8096
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Money Fund calculates its net asset value per share
(NAV) per share at 3:00 p.m. Pacific time, each day the New York Stock Exchange is open, by dividing its net assets by the number of shares outstanding. The Fund's assets are generally valued at their amortized cost.

The Insured and Intermediate Funds calculate their NAV each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The assets of the Insured and Intermediate Funds are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS For the Insured and Intermediate Funds, you will receive quarterly account statements that show all your account transactions during the quarter. For the Money Fund, you will receive monthly account statements that show all your account transactions during the month. For each Fund you also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, and, in the case of the Money Fund, shares sold by check, which will be reported on your quarterly or monthly statement, as applicable). You also will receive the Funds' financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review and receive these documents on our website if you have registered your account online (please see "Telephone/Online Privileges" on page 48).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Money Fund may restrict or refuse purchases or exchanges by Market Timers. The Insured and Intermediate Funds Fund do not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Money Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.


ADDITIONAL POLICIES Please note that each Fund maintains additional policies and reserves certain rights, including:


o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

INSURED FUND                   CLASS A      CLASS B       CLASS C
--------------------------------------------------------------------
COMMISSION (%)                  ---           3.00         2.00
Investment under $100,000      4.00           ---          ---
$100,000 but under $250,000    3.25           ---          ---
$250,000 but under $500,000    2.25           ---          ---
$500,000 but under $1          1.85           ---          ---
million
$1 million or more             up to 0.75/1   ---          ---
12B-1 FEE TO DEALER            0.10           0.15/2       0.65/3

INTERMEDIATE FUND            CLASS A
------------------------------------------
COMMISSION (%)                 ---
Investment under $100,000      2.00
$100,000 but under $250,000    1.50
$250,000 but under $500,000    1.00
$500,000 but under $1          0.85
million
$1 million or more             up to 0.75/1
12B-1 FEE TO DEALER            0.10

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983 for the Intermediate and Insured Funds and at P.O. Box 33096, St. Petersburg, FL 33733-8096 for the Money Fund. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME         TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services     1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                            6:30 a.m. to 2:30 p.m.
                                            (Saturday)
Fund Information         1-800/DIAL BEN     5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)   6:30 a.m. to 2:30 p.m.
                                            (Saturday)
Retirement Services      1-800/527-2020     5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637     5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753     (around-the-clock access)




FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file #811-4356                              CAT P 11/01








FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND - CLASS A, B & C
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE
INCOME FUND - CLASS A
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND - CLASS A

STATEMENT OF ADDITIONAL INFORMATION


NOVEMBER 1, 2001


[Insert Franklin Templeton Ben Head]

INSURED AND INTERMEDIATE FUNDS:
P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

MONEY FUND:
P.O. BOX 33096, ST. PETERSBURG, FL 33733-8096 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated November 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended June 30, 2001, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks                          2
Officers and Trustees                               12
Management and Other Services                       14
Portfolio Transactions                              15
Distributions and Taxes                             16
Organization, Voting Rights
 and Principal Holders                              18
Buying and Selling Shares                           19
Pricing Shares                                      24
The Underwriter                                     25
Performance                                         27
Miscellaneous Information                           31
Description of Ratings                              31



MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;


o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;


o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------


Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES


Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. This goal is fundamental, which means it may not be changed without shareholder approval. Of course, there is no assurance that any Fund will meet its goal. The Money Fund also seeks liquidity in its investments and tries to maintain a stable $1 share price.


Each Fund normally invests at least 80% of its assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Each Fund applies this test to its net assets, except for the Intermediate Fund, which applies the test to its total assets. Also as a fundamental policy, the Insured and Money Funds normally invest at least 80% of their net assets in securities that pay interest free from California personal income taxes.

Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets thereof) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

2. Buy any securities on margin or sell any securities short, except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase securities from or sell to the trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the trust, one or more of the trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Insured and Intermediate Funds invest their uninvested daily cash balances in shares of the Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided (i) their purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees,
(ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing their shares (as determined under Rule 12b-1, as amended under federal securities laws), and (iii) aggregate investments in any such money market fund do not exceed (A) the greater of (i) 5% of their total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Purchase securities in private placements or in other transactions for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

NON-FUNDAMENTAL INVESTMENT POLICIES

As nonfundamental policies, the Insured Fund normally invests at least 80% of its net assets in insured municipal securities that pay interest free from California personal income taxes, and each Fund normally invests at least 65% of its total assets in California municipal securities.


Municipal securities issued by California or its counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from California personal income taxes for California residents.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOALS AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to Fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.


ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for the Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS The Insured and Intermediate Funds may each invest a portion of their assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.


ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.


MELLO-ROOS BONDS are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. They are not rated and are not considered obligations of the municipality.

Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes. Various factors could negatively affect this ability including a declining economy or real estate market in California.


MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The board of trustees reviews each Fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by each Fund's manager.


Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.


STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Funds' income when interest rates fall. Of course, the Funds' income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

The Insured Fund may invest in top rated variable and floating rate securities and the Intermediate Fund may invest in investment grade variable and floating rate securities. The Insured and Intermediate Funds generally use variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.


The Money Fund's investment in variable or floating rate securities is subject to certain rules under federal securities laws on the quality and maturity of the securities, as well as to procedures adopted by the Fund's Board of trustees designed to minimize credit risks. The Money Fund may buy certain types of variable and floating rate securities if they are consistent with the Fund's goal of maintaining a stable share price.

ZERO-COUPON AND DELAYED INTEREST SECURITIES The Insured and Intermediate Funds may each invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.


Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.


CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, Each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION The Intermediate Fund is a non-diversified Fund. The Insured and Money Funds are diversified funds. As a fundamental policy, the Insured and Money Funds will not buy a security if, with respect to 75% of their net assets, more than 5% would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For the purpose of diversification, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or pre-refunded bonds generally are not considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

Each Fund, including the Intermediate Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised. The Money Fund also must meet certain diversification requirements under federal securities laws that are more restrictive than those required for tax purposes.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

INSURANCE The Insured Fund invests primarily in insured municipal securities. The Intermediate and Money Funds also may invest in insured municipal securities.

Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The Insured Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security,
(ii) the value of a Fund's shares, or (iii) a Fund's distributions.

TYPES OF INSURANCE. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

The Insured Fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

The Insured Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers. The Insured Fund generally buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P. Currently, there are four primary, triple A rated municipal bond insurers. The Fund, however, may invest a portion of its assets in insured municipal securities covered by policies issued by insurers with a rating below triple A or its equivalent.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so. Currently, to the best of our knowledge, there are no securities in the Funds' portfolios on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Funds' rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Insured Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity. The Intermediate Fund may buy securities with any maturity but must maintain a dollar-weighted average portfolio maturity of three to 10 years. The Money Fund only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

Generally, all of the securities held by the Money Fund are offered on the basis of a quoted yield to maturity. The price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the buyer. The maturities of these securities at the time of issuance generally range between three months to one year.


PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.


REPURCHASE AGREEMENTS The Money Fund may enter into repurchase agreements for temporary defensive purposes. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Funds' ability to sell the underlying securities. The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

To the extent it invests in repurchase agreements, the Money Fund may not invest in repurchase agreements with a term of more than one year, and usually would invest in those with terms ranging from overnight to one week. The securities underlying a repurchase agreement may, however, have maturity dates longer than one year from the effective date of the repurchase agreement. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 10% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets in the securities in which the Funds invest or in the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) municipal securities issued by a state or local government other than the Fund's state. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. For temporary purposes, the Money Fund also may invest in obligations of U.S. banks with assets of $1 billion or more.


WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.


IN ADDITION TO THE RISKS DESCRIBED IN THE PROSPECTUS, THE FOLLOWING RISKS RELATED TO MUNICIPAL ISSUERS SHOULD BE CONSIDERED.


CALIFORNIA Since each Fund mainly invests in California municipal securities, its performance is closely tied to the ability of issuers of California municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within California. Below is a discussion of certain conditions that may affect California municipal issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of California municipal securities to meet their debt obligations or the economic or political conditions within California and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.


The ability of California's municipal issuers to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect the State's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and retain successful businesses. A number of factors can also affect the State's spending, including current debt levels and the existence of accumulated budget deficits. The following provides some information on these and other factors.

California's economy is the single largest of any State in the nation and ranks 5th globally. Like many other States, however, California was significantly affected by the national recession of the early 1990s, especially in the southern portion of the State. Most of its job losses during that recession resulted from cutbacks in defense spending and from the downturn in the construction industry. Downsizing in the State's aerospace industry, excess office capacity, and slow growth in California's export market also contributed to the State's economic downturn.

Since mid-1993, California's economic recovery has been fueled by growth in the construction, entertainment, tourism and computer services sectors. For the period from April 2000 to April 2001, California generated 2/3 of the nation's job growth. The State's diverse employment base has reached levels above those achieved at the last cycle peak with manufacturing accounting for 13.4% of employment (based on 2000 State figures), trade 22.7%, services 31.9%, and government 15.9%. As a result of this strong employment growth, California's unemployment rate (4.9% for 2000) has improved substantially since the early 1990's. Nevertheless, it remains above the national average.

Due to the economic recession during the period from 1990 to 1994, as well as unrealistic budget assumptions, California experienced large budget deficits. School expenditures totaling $1.8 billion were recorded as "loan assets" on the State's books to be repaid by 2002. In 1992, California's adjusted deficit balance was 10.7% of expenditures. By the end of fiscal year 2000, the State had experienced strong improvement in its financial condition, and general fund balances were a positive $8.4 billion or 13.6% of expenditures on a GAAP basis. The State is estimating at FYE 01 an ending General Fund balance of $6.6 billion and at FYE 02 an ending General Fund balance of $1.81 billion, both down significantly from FYE 00. By the end of FYE 02, the State is predicting that its reserves will have decreased to $1.0 billion.

The State has experienced exceptional growth in personal income. In 2000, personal income grew 11.5%, due in large part to the increase in capital gains realized and from the exercise of stock options as the capital markets peaked. In 2001, the State is projecting only 2.1% growth in personal income, reflecting in part the decline in the equity markets. Over the last twenty years, the State's personal income as compared to the nation has lost ground. In 1980, the State's personal income was 118% of the national level and, as of 2000, had dropped to 105%.

California ranks 19th nationally in debt per capita. Its debt levels have grown in recent years as the State has upgraded its infrastructure and financed the construction of new facilities in response to its large population growth. In 1990, the State's debt per capita was below the median for all States. By 2000, debt per capita had risen to $733, above the $541 median for all States. California's per capita debt levels may increase further as the State attempts to address its infrastructure needs and school improvements.


While the State's financial performance has improved in recent years, its fiscal operations have remained vulnerable. Increased funding for schools and infrastructure improvements and various tax cuts have offset some of the growth in revenues that has resulted from the improving economy. The State's budget approval process, which requires a two-thirds legislative vote, also has hampered the State's financial flexibility, as has its lack of a formalized mid-year budget correction process. The State's relatively low budget reserves and reduced flexibility make the State vulnerable to a future economic downturn.

The State is currently feeling the negative effects of three problems: the State's energy crisis, a decrease in tax revenues (largely due to a decline in the equity markets), and a slowdown in the economy.

POWER CRISIS: The State of California is experiencing a severe electricity imbalance. The three major investor-owned electric utilities (IOUs) are net buyers of electricity meaning that they purchase electricity in addition to generating their own supply. The IOUs have been purchasing electricity at volatile spot-market wholesale prices for several years. At the same time, the price they can charge their customers is capped. In the last year, the market cost of electricity has increased significantly due to an increase in demand, higher natural gas costs, lower supplies of electricity from surrounding states, and an absence of new power plant construction. In mid-2000, power purchase costs began to exceed revenues which resulted in losses for the utilities. In early 2001, the IOUs were financially unable to purchase power, which led to PG&E and Southern California Edison (SCE) defaulting on payment of certain obligations. In April, 2001, PG&E declared bankruptcy.

The governor declared a state of emergency in mid-January and directed the State Department of Water Resources (DWR) to procure all electricity needs for the investor owned utilities. The DWR has been buying power in the same volatile spot markets using the State of California's general fund revenues while negotiating longer term contracts and creating a secure mechanism providing a revenue source to cover all power purchase expenditures. It is anticipated that DWR will be reimbursed by current customer charges from a rate increase effective June 1, 2001. The State authorized General Fund advances of $7.2 billion for power purchases between January 2001 and May 21, 2001, spent $4.3 billion to purchase power, and has been reimbursed $628 million from the IOUs.

The State financed the power purchases from its large reserves generated over the past several years. Recently, the governor signed a bill authorizing $13.4 billion in DWR revenue bonds. The proceeds will be used to reimburse the General Fund and finance DWR power purchase costs. These bonds are not general obligation bonds of the State. Instead, it is anticipated that they will be paid back from utility customer charges over the next 15 years. The earliest date the State can issue the power bonds is August 14, 2001. In addition, the State passed a law restricting General Fund involvement in purchasing power to an aggregate $500 million after November 11, 2001. The California's General Plan is under revision and final details are unavailable at this point.

ECONOMY: Although the State entered calendar 2001 with strong job growth numbers, there has been a significant moderation in the economy over the past several months. Growth in non-farm employment, which averaged 150,000 in each quarter of 2000, has slowed to only 41,500 during the first quarter of 2001. Given this slowdown, non-farm employment in 2001 is expected to slow to 2.3% growth, down from 3.8% growth in 2000, and be just under 2% in 2002. The unemployment rate is projected to slightly increase to 5% (from 4.9%) in 2001 and then increase to 5.9% in 2002 according to the California Department of Finance.

TAX REVENUES/BUDGET: The State's financial condition showed strong growth in fiscal year 2000 primarily due to revenues from personal income taxes and sales taxes. Much of the income growth was due to a surge in capital gains realized and the exercise of stock options, a popular component of salaries and wages for technology-related companies. As a result of lower tax revenues (due to the drop in personal income taxes), a projected slowdown in the national and state economies and the current State funding of power purchases, the Governor has reduced his FYE '02 budget by $3.5 billion. (This assumes that the State is able to issue the $13.4 billion in revenue bonds to reimburse the General Fund of money already used to finance power purchases). To do this, the governor has proposed cutting $1.4 billion from reserves, eliminating $1.3 billion in one-time spending proposals and using $2.2 billion that had been earmarked for transportation to balance the upcoming budget.

In mid-August 2001, the State hopes to issue its power revenue bonds to reimburse the General Fund for past power purchases and to finance power purchases going forward. If there is any delay in the issuance of these bonds, the State will have to use available cash resources to finance operations and continued power purchases. The Department of Finance projects that at the end of the current fiscal year (6/30/2001), only approximately $10 billion will be available for these purposes.

In April 2001, S&P lowered the State's general obligation bond rating to A+ from AA and, in May 2001, Moody's lowered the State's rating AA3 from AA2. Both agencies felt the downgrades were required as a result of the power crisis, a decline in tax revenues, and a slowing of the economy.

Despite the current challenges facing California, the State is in a much better position financially and economically than it was at the beginning of the recession in the early 1990's. The economy is more diverse, reserves are higher, and its liquidity (cash position) is better. In addition, the California State Constitution mandates that after public education, debt service has the highest claim against the General Fund.

US TERRITORIES

PUERTO RICO. In recent years, Puerto Rico's financial performance has improved. In April 2001, Moody's changed Puerto Rico's outlook to stable from positive. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a General Fund surplus for fiscal 1999 (audited) of $497 million, including an unreserved balance of $185.4 million. Between fiscal years 1993 and 1999, Puerto Rico has experienced a 4.3% drop in the unemployment rate, a 54% increase in hotel registrations, a 31% in retail sales, a 76% increase in exports, and a 22% decrease in welfare recipients.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, that is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the state level. S&P rates Puerto Rico's general obligation debt at A, with a stable outlook. Moody's rates the island's general obligation debt at Baa1. The Moody's rating has been at Baa1 since 1976 and the S&P A rating has been in place since 1956. Going forward, these debt levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico also will need to address its large unfunded pension liability of more than $6 billion.


Puerto Rico also faces challenges from the 1996 passage of a bill eliminating
Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. In the fifth year of this phase-out period, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.

Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.


GUAM. Guam's economy continues to contract, however there have been some signs of improvement. Guam is heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. However, the past two years (1999 and 2000) have seen a improvement in tourism. This increased tourism (particularly Japan and Korea) has helped create job growth in the services and retail trade industries as well. Seventy-five percent of tourism is derived from Japan and in 2000, Guam saw arrivals increase 5.2%. Tourism from Korea, the second largest market, increased 79% in 2000.

Despite the pickup in the largest industry, tourism, unemployment still remains high at 15.1%. This is down from 15.6% in 1999. Despite an 11% increase in service employment in 2000, Guam experienced significant declines in construction and government employment levels as the U.S. continues to decrease its military presence. Guam has also seen an improvement in personal income, which grew 4% in 2000 compared to 1.5% in 1999 and negative growth in 1998. This is a positive trend since the highest paid jobs tend to be military jobs, which have been decreasing.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the General Fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved General Fund balance of $158.9 million. The 1998 Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998. Additional deficits are expected in 1999 and 2000 when the audited financial reports for those periods become available.


While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.


Overall, as of May 15, 2001, S&P's outlook for Guam was negative due to Guam's continued weak financial position and its inability to meet the goals of the financial plan.


MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2.575 billion in 1997. By sector, the breakdown was garment manufacturing 33%, tourism 23%, retail trade 18%, services 17% and other 9%. Gross business revenue tax collections totaled $68.6 million in fiscal year 1998. Also in fiscal year 1998, general fund revenues totaled $234 million while expenditures totaled $238 million.

The population of all the islands combined was 67,212 at fiscal year end 1996 and average earnings per capita totaled $9,702. At fiscal year end 1995, the most recent year available, unemployment among eligible labor force participants stood at 2.3%.


U.S. VIRGIN ISLANDS. The U.S. Virgin Islands government has suffered numerous years of budget imbalances over the past decade. The government's cash flow problems have created recurring annual General Fund deficits. Although the financial operations of the government have rarely been audited since fiscal year 1995, the accumulated deficit at June 30, 1999 was estimated to be about $341 million. To help finance this deficit, the government has issued several bond deals. A $300 million bond issued in 1999 allowed the government to finance working capital needs, pay outstanding obligations to vendors, and make past due income tax refunds. The Virgin Islands' large public sector payroll (approximately 32.8% of employment), relatively small private sector that is dependent on tourism and related services (21% of employment), and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems.

The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. The U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The Virgin Islands are highly dependent on tourism, which contracted in 1999, but improved in 2000. While the islands have experienced an increase in hotel occupancy, the majority of visitors come via cruise ships (over 1.4 million cruise passengers in 1999). The government reported a 25% increase in cruise and air visitor arrivals in 2000.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands has developed a five-year economic recovery plan. Central to this plan is a reduction in government spending. In June 1999, the governor implemented a strict hiring freeze and mandated a 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October 1999, the government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Insured Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.


Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (69)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE


Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).


*Harmon E. Burns (56)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

S. Joseph Fortunato (69)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

*Charles B. Johnson (68)
One Franklin Parkway, San Mateo, CA 94403-1906
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (61)
One Franklin Parkway, San Mateo, CA 94403-1906
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

President, Las Olas (Asset Management); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, Peregrine Venture Management Company (venture capital); General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (73)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (Internet services), and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Sheila Amoroso (42)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.


Rafael R. Costas, Jr. (36)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust(until 2000).

Barbara J. Green (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (37)
One Franklin Parkway, San Mateo, CA 94403-1906
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Thomas Walsh (39)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $830 per month plus $640 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                      TOTAL FEES       TOTAL FEES         NUMBER OF BOARDS IN
                       RECEIVED       RECEIVED FROM       FRANKLIN TEMPLETON
                       FROM THE     FRANKLIN TEMPLETON    INVESTMENTS ON
        NAME          TRUST/1 ($)    INVESTMENTS/2 ($)    WHICH EACH SERVES/3

------------------------------------------------------------------------------

Frank H. Abbott, III    13,104          156,953                   28
Harris J. Ashton        13,562          359,404                   48
S. Joseph Fortunato     12,672          359,629                   49
Frank W.T. LaHaye       13,104          165,529                   28
Gordon S. Macklin       13,562          359,504                   48

1. For the fiscal year ended June 30, 2001.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 162 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------


MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES The Insured and Intermediate Funds each pay the manager a fee equal to a monthly rate of:

o 5/96 of 1% (approximately 5/8 of 1% per year) of the value of net assets up to and including $100 million; and

o 1/24 of 1% (approximately 1/2 of 1% per year) of the value of net assets over $100 million up to and including $250 million; and

o 9/240 of 1% (approximately 45/100 of 1% per year) of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Insured Fund's shares pays its proportionate share of the fee.

The Money Fund pays the manager a fee equal to a daily rate of:

o  1/584 of 1% of the value of net assets up to and including $100 million;
   and

o 1/730 of 1% of the value of net assets over $100 million up to and including $250 million; and

o  1/811 of 1% of the value of net assets in excess of $250 million.

The fee is payable at the request of the manager according to the terms of the management agreement.

For the last three fiscal years ended June 30, the Funds paid the following management fees:


                            MANAGEMENT FEES PAID ($)
                            ------------------------
                          2001       2000        1999
----------------------------------------------------------
Insured Fund            7,903,940   7,925,952   8,667,397
Intermediate Fund/1       918,612     808,367     775,173
Money Fund              3,439,343   3,594,965   3,211,214

1. For the fiscal years ended June 30, 2001, 2000 and 1999, management fees, before any advance waiver, totaled $1,179,381, $1,061,797 and $1,057,716 respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Funds. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended June 30, the manager paid FT Services the following administration fees:

                           ADMINISTRATION FEES PAID ($)
                           ----------------------------

                         2001       2000        1999
---------------------------------------------------------
Insured Fund          1,851,009    1,862,865   1,975,011
Intermediate Fund       284,600      281,655     276,982
Money Fund              975,681    1,015,940     918,170

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. For the Insured and Intermediate Funds, please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983. For the Money Fund, please send all correspondence to Investor Services to P.O. Box 33096, St. Petersburg, FL 33733-8096.


For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------
Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the fiscal years ended June 30, 2001, 2000, and 1999, the Funds did not pay any brokerage commissions.

As of June 30, 2001, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------


2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate current phase-outs of the standard deduction and personal exemptions, provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs), and provide for limited estate, gift and generation-skipping tax relief. While these provisions have an important tax impact on individual investors in a Fund, their impact on the Fund itself are limited (as discussed in the paragraphs to follow).

INCOME AND CAPITAL GAIN DISTRIBUTIONS
MULTICLASS DISTRIBUTIONS As a fund with multiple classes of shares, the Insured Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code(Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income.

MAINTAINING A $1 SHARE PRICE (MONEY FUND ONLY) For the Money Fund, gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Money Fund of its net investment income. Because the Money Fund is a money fund, it does not anticipate realizing any long-term capital gains.

DISTRIBUTIONS OF CAPITAL GAINS (INSURED AND INTERMEDIATE FUNDS ONLY)
CAPITAL GAIN DISTRIBUTIONS. The Insured and Intermediate Term Funds may realize capital gains and losses on the sale or other disposition of their portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.
o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% bracket when these brackets are fully phased-in in the year 2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions (if applicable) at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:


o 98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and


o 100% of any undistributed amounts of these categories of income or gain from the prior year.


Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


REDEMPTION OF FUND SHARES (INSURED AND INTERMEDIATE FUNDS ONLY)

REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

TAXATION OF FIVE YEAR GAINS.
o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% bracket when these brackets are fully phased-in in the year 2006), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%. You may, however, elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to any Fund shares redeemed on or before January 2, 2002.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you redeem or exchange Fund shares held for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

REDEMPTION OF FUND SHARES (MONEY FUND ONLY) Because the Fund tries to maintain a stable $1 share price, its shareholders should not expect to realize any capital gain or loss on the redemption of their shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each Fund's income is derived primarily from interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------
Each Fund is a series of Franklin California Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on July 18, 1985, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of a Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that a Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Certain Franklin Templeton funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


The Insured Fund currently offers three classes of shares, Class A, Class B, and Class C. The full title of each class is:


o     Franklin California Insured Tax-Free Income Fund -  Class A
o     Franklin California Insured Tax-Free Income Fund -  Class B
o     Franklin California Insured Tax-Free Income Fund -  Class C

The Intermediate Fund and the Money Fund each offer only one share class. Because the Intermediate Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Fund are considered Class A shares for redemption, exchange and other purposes. Shares of the Money Fund also are considered Class A shares for redemption, exchange and other purposes.

The Funds may offer additional classes of shares in the future.

Shares of each class of the Insured Fund represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of October 1, 2001, the officers and board members, as a group, owned of record and beneficially 3.7% of the Money Fund's shares and less than 1% of the outstanding shares of the Insured Fund and the Intermediate Fund. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. All checks, drafts, wires and other payment mediums used to buy or sell Money Fund shares must be drawn on a U.S. bank, and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin to accrue until the proceeds are collected, which may take a long period of time. We may deduct any applicable banking charges imposed by the bank from your account.

The offering of Fund shares may be suspended at any time and resumed at any time thereafter.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge for the Insured Fund is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class
B. The maximum initial sales charge for the Intermediate Fund is 2.25%. There is no initial sales charge for the Money Fund.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy shares of the Intermediate Fund and Class A shares of the Insured Fund at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o     Was formed at least six months ago,

o     Has a purpose other than buying Fund shares at a discount,

o     Has more than 10 members,

o     Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to a Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.


o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of a Fund's shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of shares of the Intermediate Fund or Class A shares of the Insured Fund of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in shares of the Intermediate Fund or Class A shares of the Insured Fund, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares of the Insured Fund, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares of the Insured Fund, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                    AS A CDSC
------------------------------------------------------
1 Year                                 4
2 Years                                4
3 Years                                3
4 Years                                3
5 Years                                2
6 Years                                1
7 Years                                0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your Insured or Intermediate Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Insured and Intermediate Funds' general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Funds' investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan in the Insured or Intermediate Funds if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.


REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

All purchases of Money Fund shares will be credited to you, in full and fractional fund shares (rounded to the nearest 1/100 of a share), in an account maintained for you by the Fund's transfer agent. No share certificates will be issued for fractional shares at any time. No certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods.

Any outstanding share certificates must be returned to a Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.


Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Funds may reimburse Investor Services an amount not to exceed the per account fee that the Funds normally pay Investor Services. These financial institutions also may charge a fee for their services directly to their clients.


Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your Money Fund account, such as processing a large number of checks each month. Fees for special services will not increase the Fund's expenses.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


The Intermediate Fund and each class of the Insured Fund calculate the NAV at the close of trading on the New York Stock Exchange (NYSE)(normally 1:00 p.m. Pacific time). The Money Fund calculates its NAV at 3:00 P.M. Pacific time, each day the NYSE is open and, alternatively, if the NYSE is closed (other than for a national holiday or weekend), on each day that the U.S. government securities markets are open and the manager determines that there is sufficient liquidity in those markets, by dividing its net assets by the number of shares outstanding. National holidays include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


INSURED AND INTERMEDIATE FUNDS When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

MONEY FUND The valuation of the Fund's portfolio securities, including any securities set aside on the Fund's books for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund using only market values, and existing investors in the Fund would receive less investment income. The opposite would be true in a period of rising interest rates. The Fund's use of amortized cost, which helps the Fund maintain a $1 share price, is permitted by a rule adopted by the SEC.

The board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the Fund's holdings by the board, at such intervals as it may deem appropriate, to determine if the Fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the board. If a deviation exceeds 1/2 of 1%, the board will promptly consider what action, if any, will be initiated. If the board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.


THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of each Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended June 30:



                                                        AMOUNT RECEIVED IN
                                                         CONNECTION WITH
                         TOTAL         AMOUNT              REDEMPTIONS
                      COMMISSIONS    RETAINED BY              AND
                      RECEIVED ($)   DISTRIBUTORS ($)     REPURCHASES ($)


2001
Insured Fund             2,600,208        179,458        34,394
Intermediate Fund          341,330         43,498        33,670
Money Fund                  37,216              0        37,216

2000
Insured Fund             1,918,415        128,192       104,049
Intermediate Fund          261,893         39,473         1,648
Money Fund                  23,320              0        23,320

1999
Insured Fund             5,145,522        345,317       107,014
Intermediate Fund          589,660         81,929         3,973
Money Fund                       0              0             0


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for the Intermediate Fund and each class of the Insured Fund. Although the plans differ in some ways for each class, each plan is designed to benefit a Fund and its shareholders. The plans are expected to, among other things, increase advertising of a Fund, encourage sales of a Fund and service to its shareholders, and increase or maintain assets of a Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into a Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, a Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.


THE CLASS A PLANS. The Insured and Intermediate Funds may each pay up to 0.10% per year of Class A's average daily net assets. The Class A plans are reimbursement plans. They allow each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. Each Fund will not reimburse more than the maximum amount allowed under the plan.

For the fiscal year ended June 30, 2001, the amounts paid by the Funds pursuant to the plan were:

INSURED FUND                            ($)
----------------------------------------------
Advertising                             114,384
Printing and mailing prospectuses
   other than to current shareholders    25,700
Payments to underwriters                 28,338
Payments to broker-dealers            1,203,414
Other                                   151,821
                                  ------------
Total                                 1,523,657
                                  ------------

INTERMEDIATE FUND                     ($)
----------------------------------------------
Advertising                              7,052
Printing and mailing prospectuses
   other than to current shareholders      674
Payments to underwriters                10,378
Payments to broker-dealers             176,382
Other                                    7,918
                                  ------------
Total                                  202,404
                                  ------------


THE CLASS B AND C PLANS. The Insured Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Insured Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Insured Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Insured Fund pursuant to the plan for the fiscal year ended June 30, 2001, were:

                                          ($)
----------------------------------------------
Advertising                                648
Printing and mailing prospectuses
   other than to current shareholders       15
Payments to underwriters                   486
Payments to broker-dealers              32,535
Other                                      771
                                  ------------
Total                                   34,455
                                  ------------


Under the Class C plan, the amounts paid by the Insured Fund pursuant to the plan for the fiscal year ended June 30, 2001, were:

                                          ($)
----------------------------------------------
Advertising                              6,155
Printing and mailing prospectuses
  other than to current shareholders       818
Payments to underwriters                 2,678
Payments to broker-dealers             435,131
Other                                    7,247
                                  ------------
Total                                  452,029
                                  ------------



THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds, and effective yield quotations used by the Money Fund, are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

INSURED AND INTERMEDIATE FUNDS

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended June 30, 2001, were:

                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Insured
Fund-Class A       4.12               4.96              6.15


                                                    SINCE INCEPTION
                1 YEAR (%)                            (2/1/00) (%)
------------------------------------------------------------------
Class B            4.29                                 7.34


                                                    SINCE INCEPTION
                1 YEAR (%)        5 YEARS (%)           (5/1/95) (%)

------------------------------------------------------------------
Class C            6.09               5.08              5.34


                                                        SINCE
                1 YEAR (%)        5 YEARS (%)         (9/21/92) (%)

------------------------------------------------------------------
Intermediate
Fund               5.45               4.97              5.97


The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended June 30, 2001, were:

                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Insured Fund-
Class A           4.12              27.38              81.66


                                                 SINCE INCEPTION
                 1 YEAR (%)                       (2/1/00) (%)
------------------------------------------------------------------
Class B           4.29                                 10.53


                                                 SINCE INCEPTION
                1 YEAR (%)        5 YEARS (%)     (5/1/95) (%)
------------------------------------------------------------------
Class C           6.09              28.14              37.87


                                                 SINCE  INCEPTION
                1 YEAR (%)        5 YEARS (%)     (9/21/92) (%)
------------------------------------------------------------------
Intermediate      5.45              27.42              66.34
Fund

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended June 30, 2001, were:

                       CLASS A (%)     CLASS B (%)    CLASS C (%)
------------------------------------------------------------------
Insured Fund              4.01           3.72            3.61
Intermediate Fund         3.83            --              --


The following SEC formula was used to calculate these figures:
                    6
Yield = 2 [(a-b + 1) - 1]
            ---
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended June 30, 2001, were:

                       CLASS A (%)   CLASS B (%)   CLASS C (%)
-------------------------------------------------------------
Insured Fund             7.26          6.73          6.54
Intermediate Fund        6.93           --            --

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which is are calculated according to a formula prescribed by the SEC, is are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended June 30, 2001, were:

                       CLASS A (%)   CLASS B (%)   CLASS C (%)
-------------------------------------------------------------
Insured Fund             4.74          4.38          4.31
Intermediate Fund        4.48          --             --

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Funds. The taxable-equivalent distribution rates for the 30-day period ended June 30, 2001, were:

                       CLASS A (%)    CLASS B (%)    CLASS C (%)
----------------------------------------------------------------
Insured Fund             8.58          7.93           7.80
Intermediate Fund        8.11           --             --


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

MONEY FUND

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.


The average annual total returns for the indicated periods ended June 30, 2001, were:

               1 YEAR (%)   5 YEARS (%)   10 YEARS (%)

-------------------------------------------------------
Money Fund       2.76          2.70         2.64


The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account with a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by 365/7. The current yield for the seven day period ended June 30, 2001, was 2.26%.

EFFECTIVE YIELD The Fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The effective yield for the seven day period ended June 30, 2001, was 2.24%.


The following SEC formula was used to calculate this figure:
                                          365/7
Effective yield = [(Base period return + 1)    ] - 1


TAXABLE-EQUIVALENT YIELD The Fund also may quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the Fund's yield. These yields are computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yield based on the Fund's current yield for the seven day period ended June 30, 2001, was 4.06%. The taxable-equivalent effective yield based on the Fund's effective yield for the seven day period ended June 30, 2001, was 4.09%.


ALL FUNDS


As of June 30, 2001, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations were based was 44.76%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by a Fund will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


OTHER PERFORMANCE QUOTATIONS The Insured and Intermediate Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.


o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan Chase & Co., Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o Lipper, Inc.- Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


o Merrill Lynch California Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the LOS ANGELES TIMES and the SAN FRANCISCO CHRONICLE.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Inflation as measured by the Consumer Price Index, published by the U.S. Bureau of Labor Statistics.

o Standard & Poor's Bond Indices - measure yield and price of corporate, municipal and government bonds.

o Bank Rate Monitor - a weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

o Salomon Brothers Bond Market Roundup - a weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $246 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $46 billion in municipal security assets for over three quarters of a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2001, taxes could cost $46 on every $100 earned from a fully taxable investment (based on the combination of the new 39.1% federal tax rate and the highest state tax rate of 7.2% (after the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.


F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.


F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.





                FRANKLIN CALIFORNIA TAX-FREE TRUST
                        FILE NOS. 2-99112 &
                             811-4356

                             FORM N-1A
                              PART C
                         OTHER INFORMATION

ITEM 23.   EXHIBITS

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i)  Agreement and Declaration of Trust dated July 18,
                1985
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

           (ii) Certificate of Amendment of Agreement and
                Declaration of Trust for the Franklin California
                Tax-Free Trust dated July 22, 1992
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

           (iii)Certificate of Amendment of Agreement and Declaration of Trust of Franklin California
                Tax-Free Trust dated March 21, 1995
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

      (b)  By-Laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

           (ii) Amendment to By-Laws dated January 18, 1994
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i)  Management Agreement between Registrant and
                Franklin Advisers, Inc. dated November 1, 1986
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

           (ii) Management Agreement between Registrant, on behalf of the Franklin California Intermediate-Term
                Tax-Free Income Fund, and Franklin Advisers, Inc.
                dated September 21, 1992
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

           (iii)Amendment dated August 1, 1995 to the Management Agreement between Registrant, on behalf of the Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin Advisers, Inc. dated September 21, 1992
                Filing: Post-Effective Amendment No. 14 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: October 29, 1996

      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton
                Distributors, Inc. dated October 31, 2000

           (ii) Forms of Dealer Agreements between
                Franklin/Templeton Distributors, Inc. and
                Securities Dealers dated March 1, 1998
                Filing: Post-Effective Amendment No. 17 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: August 26, 1999


      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i)  Master Custody Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Registrant: Franklin New York Tax-Free Trust
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 33-7785
                Filing Date: March 1, 1996

           (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Registrant: Franklin New York Tax-Free Trust
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 33-7785
                Filing Date: March 1, 1996

           (iii)Amendment dated May 7, l997 to the Master Custody
                Agreement dated February 16, 1996 between
                Registrant and Bank of New York
                Filing: Post-Effective Amendment No. 15 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: October 30, 1997

           (iv) Amendment dated February 27, 1998, to Master
                Custody Agreement between Registrant and Bank of
                New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 16 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: August 21, 1998

           (v) Amendment dated March 28, 2001, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

      (h)  Other Material Contracts

          (i)   Agreement between Registrant and Financial
                Guaranty Insurance Company dated September 3, 1985
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

         (ii)   Amendment to Agreement between Registrant and
                Financial Guaranty Insurance Company dated
                November 24, 1992
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

         (iii) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc.
                and Franklin Templeton Services, LLC.

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated August 18, 1998
                Filing: Post-Effective Amendment No. 16 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: August 21, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Auditors

      (k)  Omitted Financial Statements

           Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

      (m)  Rule 12b-1 Plan

           (i) Amended and Restated Distribution Plan pursuant to Rule 12b-1 dated July 1, 1993 between Registrant, on behalf of the Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc.
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

           (ii) Distribution Plan pursuant to Rule 12b-1 dated May 1, 1994 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc.
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: April 21, 1995

           (iii)Class C Distribution Plan pursuant to Rule 12b-1 dated October 31, 2000 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund - Class C, and Franklin/Templeton Distributors, Inc.

           (iv) Class B Distribution Plan dated February 1, 2000 pursuant to Rule 12b-1 between Registrant, on behalf of Franklin California Insured Tax-Free Income Fund - Class B, and Franklin/Templeton Distributors, Inc.
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: October 27, 2000

      (n)  Rule 18f-3 Plan

           (i) Multiple Class Plan dated February 1, 2000 on behalf of Franklin California Insured Tax-Free
                Income Fund
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: October 27, 2000

      (p)  Code of Ethics

          (i)   Code of Ethics

      (q)  Power of Attorney

           (i)  Power of Attorney dated January 20, 2000
                Filing: Post-Effective Amendment No. 18 to
                Registration Statement on Form N-1A
                File No. 2-99112
                Filing Date: January 27, 2000

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

           None

ITEM 25.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Administration Agreement, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin Growth and Income Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

(b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.


ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin Templeton Investor Services, LLC, both of whose address is One Franklin Parkway, San Mateo, CA 94403-1906.

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

Not Applicable

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of October, 2001.

                               FRANKLIN CALIFORNIA TAX-FREE TRUST
                               (Registrant)

                               By:  /S/ DAVID P. GOSS
                                    -----------------
                                    David P. Goss
                                    Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

RUPERT H. JOHNSON, JR.*             Principal Executive Officer and Trustee
-----------------------
Rupert H. Johnson, Jr.              Dated: October 29, 2001

MARTIN L. FLANAGAN*                 Principal Financial Officer
-------------------
Martin L. Flanagan                  Dated: October 29, 2001

KIMBERLEY H. MONASTERIO*            Principal Accounting Officer
------------------------
Kimberley H. Monasterio             Dated: October 29, 2001

FRANK H. ABBOTT, III*               Trustee
---------------------
Frank H. Abbott, III                Dated: October 29, 2001

HARRIS J. ASHTON*                   Trustee
-----------------
Harris J. Ashton                    Dated: October 29, 2001

HARMON E. BURNS*                    Trustee
----------------
Harmon E. Burns                     Dated: October 29, 2001

S. JOSEPH FORTUNATO*                Trustee
--------------------
S. Joseph Fortunato                 Dated: October 29, 2001

CHARLES B. JOHNSON*                 Trustee
-------------------
Charles B. Johnson                  Dated: October 29, 2001

FRANK W.T. LAHAYE*                  Trustee
------------------
Frank W.T. LaHaye                   Dated: October 29, 2001

GORDON S. MACKLIN*                  Trustee
------------------
Gordon S. Macklin                   Dated: October 29, 2001


*BY   /S/ DAVID P. GOSS
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)

                 FRANKLIN CALIFORNIA TAX-FREE TRUST
                      REGISTRATION STATEMENT

                          EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                           LOCATION

EX-99.(a)(i)        Agreement and Declaration of               *
                    Trust dated July 18, 1985

EX-99.(a)(ii)       Certificate of Amendment of                *
                    Agreement and Declaration of
                    Trust for the Franklin
                    California Tax-Free Trust
                    dated July 22, 1992

EX-99.(a)(iii)      Certificate of Amendment of                *
                    Agreement and Declaration of
                    Trust of Franklin California
                    Tax-Free Trust dated March
                    21, 1995

EX-99.(b)(i)        By-Laws                                    *

EX-99.(b)(ii)       Amendment to By-Laws dated                 *
                    January 18, 1994

EX-99.(d)(i)        Management Agreement between               *
                    Registrant and Franklin Advisers,
                    Inc. dated November 1, 1986

EX-99.(d)(ii)       Management Agreement between               *
                    Registrant, on behalf of the
                    Franklin California
                    Intermediate-Term Tax-Free Income
                    Fund, and Franklin Advisers, Inc.
                    dated September 21, 1992

EX-99.(d)(iii)      Amendment dated August 1, 1995 to          *
                    the Management Agreement between
                    Registrant, on behalf of the Franklin
                    California Intermediate-Term Tax-Free
                    Income Fund, and Franklin
                    Advisers, Inc. dated September 21, 1992

EX-99.(e)(i)        Amended and Restated Distribution       Attached
                    Agreement between Registrant and
                    Franklin/Templeton Distributors,
                    Inc. dated October 31, 2000

EX-99.(e)(ii)       Forms of Dealer Agreements                 *
                    between Franklin/Templeton
                    Distributors, Inc. and
                    Securities Dealers dated March 1,
                    1998

EX-99.(g)(i)        Master Custody Agreement between           *
                    Registrant and Bank
                    of New York dated February
                                    16, 1996

EX-99.(g)(ii)       Terminal Link Agreement between            *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(iii)      Amendment dated May 7, 1997 to             *
                    the Master Custody Agreement dated
                    February 16, 1996 between Registrant
                    and Bank of New York

EX-99.(g)(iv)       Amendment dated February 27,               *
                    1998, to Exhibit A of the
                    Master Custody Agreement between
                    Registrant and Bank of New
                    York dated February 16, 1996

EX-99.(g)(v)        Amendment dated March 28, 2001,         Attached
                    to Exhibit A of the Master
                    Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(h)(i)        Agreement between Registrant and           *
                    Financial Guaranty Insurance
                    Company dated September 3, 1985

EX-99.(h)(ii)       Amendment to Agreement between             *
                    Registrant and Financial Guaranty
                    Insurance Company dated November
                     24, 1992

EX-99.(h)(iii)      Subcontract for Fund                    Attached
                    Administrative Services dated
                    January 1, 2001 between Franklin
                    Advisers, Inc. and Franklin
                    Templeton Services, LLC.

EX-99.(i)(i)        Opinion and Consent of Counsel             *
                    dated August 18, 1998

EX-99.(j)(i)        Consent of Independent Auditors         Attached

EX-99.(l)(i)        Letter of Understanding dated              *
                    April 12, 1995

EX-99.(m)(i)        Amended and Restated Distribution          *
                    Plan pursuant to Rule 12b-1 dated
                    July 1, 1993 between Registrant,
                    on behalf of the Franklin
                    California Intermediate-Term
                    Tax-Free Income Fund, and
                    Franklin/Templeton Distributors,
                    Inc.

EX-99.(m)(ii)       Distribution Plan pursuant to              *
                    Rule 12b-1 dated May 1, 1994
                    between Registrant, on behalf of
                    the Franklin California Insured
                    Tax-Free Income Fund, and Franklin/
                    Templeton Distributors, Inc.

EX-99.(m)(iii)      Class C Distribution Plan               Attached
                    pursuant to Rule 12b-1 dated
                    October 31, 2000 between
                    Registrant, on behalf of the
                    Franklin California Insured
                    Tax-Free Income Fund - Class C,
                    and Franklin/Templeton
                    Distributors, Inc.

EX-99.(m)(iv)       Class B Distribution Plan dated            *
                    February 1, 2000 pursuant to Rule 12b-1
                    between Registrant, on behalf of Franklin
                    California Insured Tax-Free Income Fund -
                    Class B, and Franklin/Templeton
                    Distributors, Inc.

EX-99.(n)(i)        Multiple Class Plan dated                  *
                    February 1, 2000 on behalf of
                    Franklin California Insured
                    Tax-Free Income Fund

EX-99.(p)(i)        Code of Ethics                          Attached

EX-99.(q)(i)        Power of Attorney dated January            *
                    20, 2000



*Incorporated by reference